UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2011, the Chief Executive Officer (the “CEO”) of AsiaInfo-Linkage, Inc. (the “Company”), pursuant to the Company’s Employee Incentive Program for fiscal year 2010 (the “2010 EIP”) previously approved by the Compensation Committee of the Company’s Board of Directors, reviewed the performance of each of the Company’s executive officers, and determined the appropriate payout amounts for the “named executive officers” (other than the CEO) as defined by Item 402(a)(3) of Regulation S-K (the “NEOs”) and each of Messr. Guoxiang Liu and Xiwei Huang who became executive officers of the Company following the closing of its business combination with Linkage Technologies International Holdings Limited in July 2010 (the “Merger”). Details on how payments were calculated under the 2010 EIP for the NEOs and each of Messr. Liu and Huang are set forth in the Company’s definitive proxy statement related to the Annual Stockholders Meeting to be held on April 21, 2011, as filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2011 (the “Proxy Statement”). As of the filing of the Proxy Statement, the payment amounts under the 2010 EIP were not determined and were omitted from the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table beginning on page 30 of the Proxy Statement. An updated Summary Compensation Table reflecting the total non-equity incentive compensation earned by the CEO during fiscal year 2010 was filed on Form 8-K with the Commission on March 25, 2011. A further updated Summary Compensation Table reflecting the total non-equity incentive compensation earned by the NEOs and each of Messrs. Huang and Liu during fiscal year 2010 is set forth below. Non-equity incentive compensation earned by Mr. Libin Sun who became our executive officers following the Merger is not yet available as of the date of this Report and will be included once it becomes available.

Summary Compensation Table

The following table sets forth information concerning the compensation earned for services rendered to us by each of our named executive officers and certain individuals who became our executive officers, following the closing of our business combination with Linkage in July 2010 for the fiscal years ended December 31, 2008, 2009 and 2010, respectively:

Name and principal position	Year	Salary ($)(1) (2)	Stock Awards ($)(1) (3)	Non-Equity Incentive Plan Compensation ($)(1) (4)		All Other Compensation ($)(1) (5)		Total ($)(1)(6)

Steve Zhang, President and Chief Executive Officer	2010	267,933	—	908,706		149,238	(7)	1,325,877
	2009	203,156	3,242,250	596,783		88,589		4,130,778
	2008	202,149	—	338,714		104,183		645,046

Michael Wu, Vice President and Chief Financial Officer(8)	2010	74,516	1,031,500	82,854		48,192	(9)	1,237,062

Wei Li, Former Vice President and Chief Financial Officer(10)	2010	148,341	—	37,879	(11)	134,576	(12)	320,796
	2009	182,552	1,055,700	39,909		39,939		1,318,100

Jian Qi, Former President and Chief Executive Officer of Lenovo-AsiaInfo Division(13)	2010	89,367	—	30,768		15,246		135,381
	2009	92,350	458,500	84,516		16,757		652,123
	2008	89,606	—	21,769		17,005		128,380

Feng Liu, Vice President and General Manager of R& D of AsiaInfo-Linkage Technologies Division	2010	94,902	—	156,542		9,962		261,406
	2009	91,702	582,950	99,050		8,975		782,677
	2008	88,978	—	81,522		8,038		178,538

Yadong Jin, Vice President and General Manager of Marketing	2010	105,176	497,000	198,283	17,197	817,656
	2009	101,261	458,500	113,186	11,307	684,254
	2008	13,747	202,800	10,266	1,387	228,200

Libin Sun, Executive Co-Chairman(14)	2010	54,545	—	—	3,870	58,415

Guoxiang Liu, Executive Vice President(14)	2010	78,322	—	325,522	3,870	407,714

Xiwei Huang, Vice President and Chief Operating Officer(14)	2010	66,084	—	136,364	3,870	206,318

(1)

All cash compensation payments are RMB denominated and have been converted to the U.S. dollar at the exchange rate of US$1.00=RMB6.8225 for 2008, US$1.00=RMB6.8259 for 2009 and US$1.00=RMB6.6000 for 2010, the exchange rate quoted by the Federal Reserve Bank of New York as of December 31, 2008, 2009 and December 30, 2010, respectively. Any year-to-year increases in compensation may be fully or partially attributed to the appreciation of the RMB against the U.S. dollar.

(2)	Represents the dollar value of base salary earned during the fiscal years covered.
(3)

Represents the dollar amounts of the aggregate grant date fair value computed in accordance with ASC Topic 718. Performance-contingent equity grant amounts assume that target shares are issued, which also represent the maximum number of shares issuable under such performance-contingent equity grants. For information on PSUs granted to our named executive officers in 2010, see the discussion below under the heading “Grants of Plan Based Awards.” See the notes to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, for a discussion of all assumptions made by us in determining the ASC Topic 718 values of our equity awards.

(4)

Represents the dollar value of all earnings for services performed during the fiscal years covered pursuant to awards under non-equity incentive plans, which are based on certain performance criteria. The non-equity incentive plan compensation earned in 2010 for Libin Sun will be included once it becomes available.

(5)

Includes our contributions for social welfare, Pension Plan, life insurance, health insurance benefits, housing allowance, home visit allowance, children’s education expenses and meal allowances, perquisites and other personal benefits.

(6)	Represents the sum of all compensation reflected in the preceding columns.
(7)	Includes $40,225 for housing allowance, $71,820 for children’s education expenses.
(8)	Mr. Michael Wu has served as our Vice President and CFO since August 2010.
(9)	Includes $5,682 for housing allowance, $4,545 for children’s education expenses, and $30,938 paid as a sign-on bonus.
(10)	Ms. Wei Li served as our Vice President and CFO from January 2009 to August 2010, and continued to provide services to us until September 30, 2010.
(11)	Represents the non-equity incentive plan compensation for Ms. Wei Li in 2010, which was paid in October 2010.
(12)	Includes $22,899 for housing allowance, $5,155 for children’s education expenses and $90,909 for a special severance payment.
(13)	Mr. Jian Qi served as our President and Chief Executive Officer of our Lenovo-AsiaInfo Division until November 30, 2010. We disposed the assets of our Lenovo-AsiaInfo Division in December 2010.
(14)

Messr. Sun, Liu and Huang became our executive officers following the closing of our business combination with Linkage in July 2010. Represent payments received between July 1, 2010 and December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: April 6, 2011		/s/ Michael Wu
	Name:	Michael Wu
	Title:	Vice President and Chief Financial Officer